Filed pursuant to Rule 497(e)

Registration Nos. 333-264478; 811-23793

YieldMax® Dorsey Wright Featured 5 Income ETF (FEAT)

YieldMax® Dorsey Wright Hybrid 5 Income ETF (FIVY)

(each a “Fund,” collectively, the “Funds”)

each listed on The Nasdaq Stock Market, LLC.

May 29, 2026

Supplement to the Summary Prospectus, Prospectus,

and Statement of Additional Information (“SAI”)

each dated November 25, 2025

Tidal Investments LLC (“Tidal”), each Fund’s investment adviser, informed the Board of Trustees (the “Board”) of Tidal Trust II of its view that each Fund’s closure and liquidation would be in the best interests of each Fund and its shareholders. The Board determined, after considering the recommendation of Tidal, that it is in the best interests of each Fund and its shareholders to liquidate and terminate each Fund as described below.

In preparation for the liquidation, shares of each Fund will cease trading on The Nasdaq Stock Market, LLC (“Nasdaq”) and will be closed to purchase by investors as of the close of regular trading on Nasdaq on June 15, 2026 (the “Closing Date”). Each Fund will not accept purchase orders after the Closing Date.

Shareholders may sell their holdings in a Fund prior to the Closing Date and customary brokerage charges may apply to these transactions. However, from June 15, 2026 through June 18, 2026 (the “Liquidation Date”), shareholders may be able to sell their shares only to certain broker-dealers and there is no assurance that there will be a market for a Fund’s shares during this time period. Between the Closing Date and the Liquidation Date, each Fund will be in the process of closing down and liquidating each Fund’s portfolio. This process will result in each Fund increasing its cash holdings and, as a consequence, not pursuing its investment objective and strategy.

On or about the Liquidation Date, each Fund will liquidate its assets and distribute cash pro rata to all shareholders of record who have not previously redeemed or sold their shares, subject to any required withholding. Liquidation proceeds paid to shareholders generally should be treated as received in exchange for shares and will therefore be treated as a taxable event giving rise to a capital gain or loss depending on a shareholder’s tax basis. Shareholders should contact their tax adviser to discuss the income tax consequences of the liquidation. In addition, these payments to shareholders may include distributions of accrued capital gains and dividends. As calculated on the Liquidation Date, each Fund’s net asset value will reflect the costs of closing each Fund. Once the distributions are complete, each Fund will terminate.

For more information, please contact the Fund at (866) 864-3968.

Please retain this Supplement with your Summary Prospectus, Prospectus, and SAI.